UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

SOBR SAFE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53316	26-0731818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddlers Green Circle, Suite 1400

Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(844) 762-7723

(Registrant’s telephone number, including area code)

_____________________________________________

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SOBR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends that certain Current Report on Form 8-K filed by SOBR Safe, Inc. (the “Company”) with the Securities and Exchange Commission on June 15, 2023 (the “Original Filing”). The sole purpose of this Amendment is to disclose the Company’s decision as to how frequently the Company will include a stockholder advisory vote on the compensation of its named executive officers.

Except as described herein, no other changes have been made to the Original Filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously reported by the Company in the Original Filing, the Company convened its 2023 Annual Stockholder Meeting on Friday, June 9, 2023 at 1:00 P.M., Mountain Time at 6400 South Fiddlers Green Circle, Conference Center Board Room, Greenwood Village, CO 80111 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on, among other matters, a proposal regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers. The highest number of votes were cast in favor of holding an advisory vote on the compensation of the Company’s named executive officers every year.

In light of the voting results, the Company’s Board of Directors determined that despite the Board’s initial recommendation that the advisory vote on the compensation of the Company’s named executive officers be held every three years, the Company shall conduct an advisory vote on the compensation of the Company’s named executed officers every year until the next vote on the frequency of advisory votes on executive compensation. The next advisory vote on the frequency of future advisory votes on executive compensation will occur no later than 2029.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOBR Safe, Inc. a Delaware corporation

Dated: November 6, 2023	By:	/s/ David Gandini
David Gandini, Chief Executive Officer

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